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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number     811-4915

              DNP Select Income Fund Inc.
 (Exact name of registrant as specified in charter)

   55 East Monroe Street, Suite 3600, Chicago, Illinois 60603
(Address of principal executive offices)                 (Zip code)

Nathan I. Partain	John R. Sagan
DNP Select Income Fund Inc.	Mayer Brown LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end:    December 31

Date of reporting period:  March 31, 2008

     Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1 -5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments follows.

DNP Select Income Fund Inc.
First Quarter Report March 31, 2008

     Fund Distributions and Managed Distribution Plan: Your Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders.

     To the extent that the Fund uses capital gains and/or returns of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund estimates that it has distributed more than its income and capital gains in the current year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund has sent you a Form 1099-DIV for the calendar year 2007 that tells you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website http://www.dnpselectincome.com, and discussed in the Board of Directors section of this report.

April 28, 2008

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund declared three monthly distributions of 6.5 cents per share of common stock during the first quarter of 2008. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.16% common stock dividend yield based on the March 31, 2008 closing price of $10.89 per share. That yield compares favorably with the quarter-end yields of 3.01% on the Dow Jones Utility Index and 3.06% on the S&P 500 Utilities Index. Please refer to the portion of this letter captioned “Board of Directors Meetings” for important information about the Fund’s distributions.

     Your Fund had a total return (income plus change in market price) of 4.78% for the quarter ended March 31, 2008, greater than the -7.43% return of the composite of the S&P 500 Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index—a stock-only index—had a total return of -9.94%.

     On a longer-term basis, as of March 31, 2008, your Fund had a five-year cumulative total return of 60.4%, below that of the 108.2% return of the composite of the S&P 500 Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund. In comparison, the S&P 500 Utilities Index had a total return during that period of 146.1%. It is important to note that the composite index includes no fees or expenses. The table below compares the performance of your Fund to various market benchmarks.

	Cumulative Total Return*
For the period indicated through March 31, 2008	DNP Select Income Fund Inc.		Composite	S&P 500	Lehman
	Market	NAV	Index	Utilities Index	Utility Bond Index

One year	4.3%	-6.72%	-.2%	-1.6%	4.3%
Five years	60.4%	101.9%	108.2%	146.1%	26.6%

*	Total return includes dividends reinvested in the Fund or index, as applicable. The Composite Index is a composite of the returns of the S&P 500 Utilities Index and the Lehman Brothers Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. Performance returns for the S&P 500 Utilities Index and Lehman Brothers Utility Bond Index were obtained from Bloomberg LLP. Fund returns were obtained from the Administrator of the Fund. Past performance is not indicative of future results.

     The Fund Receives a Lipper Long-Term Performance Achievement Certificate: Lipper, a global leader in providing mutual fund analysis and information, awards Performance Achievement Certificates to funds with net asset value total returns that topped their Lipper investment category over a variety of time periods. We are pleased to report that your Fund received an award for the five and ten-year periods ended December 31, 2007. The Fund ranks number one in the Lipper closed-end Equity Income & Preferred Stock Funds classification for those periods.

     Board of Directors Meetings: At the regular May 2008 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	June 30	July 10
6.5	July 31	August 11
6.5	August 29	September 10

     The Fund’s management and legal counsel updated the Board at the May meeting on developments in the auction securities market. These discussions and deliberations were a follow-up to a special April 8 meeting of the combined Boards of Directors of the three closed-end mutual funds advised by Duff & Phelps Investment Management Co., and also to the discussion of developments in the auction securities market that took place at the February Board meetings. At all of these meetings, the Boards expressed concern about the frustration preferred shareholders are experiencing because of their inability to obtain liquidity for their shares through the auction and remarketing process, and charged Fund management with the task of developing and evaluating potential solutions that would be in the best interests of all of the Funds’ shareholders.

     Management believes that the preferred stock auction and remarketing processes may not provide liquidity for an extended period of time, if ever, and that the best near-term solution to the liquidity crisis is for the Fund to obtain a secured credit facility from a commercial bank. Management’s recommendation to the Board at the May meeting was to redeem the Fund’s outstanding preferred stock and replace most of it with debt financed leverage. Management reported that it was in talks with a commercial bank about a secured bank facility and requested, and obtained, Board approval for the bank to begin the credit facility syndication process.

     The portion of preferred stock not redeemed with a credit facility would be redeemed with the proceeds from asset sales, resulting in a reduction in the amount of leverage used by the Fund. A reduction in leverage is necessitated by a requirement under the Investment Company Act of 1940 to maintain higher asset coverage for debt than for preferred stock. Management and the Board of Directors believe that a reduction in leverage outstanding and the costs associated with securing a credit facility are necessary given market conditions, and are in the best long-term interests of the common and preferred shareholders.

     In order to implement the secured credit facility, the Fund will have to amend a fundamental investment provision that has been in place since the Fund’s initial public offering in 1987. In the Fund’s original prospectus, the Fund adopted a fundamental investment restriction that limits the Fund’s aggregate borrowings to 15% of the value of the Fund’s total assets. Unless and until this limitation is modified, the Fund can utilize debt-financed leverage to replace some, but not all, of the Fund’s preferred stock. Under the Investment Company Act of 1940, any change to a fundamental investment restriction requires shareholder approval. Replacing the Fund’s preferred stock with debt-financed leverage will require approval by the Fund’s shareholders of an increase in the limit of percentage of debt. Therefore, the Board has called a special shareholders meeting for June 30, 2008 to provide the opportunity for shareholders to vote to amend this investment restriction.

     In the meantime, the Fund’s strategy is to proceed with the syndication of the secured credit facility. Once the credit facility is in place, the Board has authorized management to do a partial call of the preferred stock, with the redemption process and asset sales to be completed after receiving shareholder approval to modify the fundamental investment restriction. The Fund is hopeful that it can start the redemption process in June with the goal of completion in the third quarter of this year.

     The Board of Directors and management of the Fund remain committed to fulfilling their obligations to both preferred and common shareholders. The Board and management both believe that the Fund is in the process of implementing a solution that will create the liquidity that the Fund’s preferred shareholders desire while at the same time maintaining the benefits of leverage for the common shareholders. Although there remain many forces outside the control of the Board and management that might impact the Fund’s ability to implement the above strategy, the Board and management believe that they will ultimately succeed in achieving these goals.

     About your Fund’s Distribution Policy: At the February 2007 Board of Directors meeting, the Board reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review conducted in February 2008. The MDP is described in a Question and Answer format on your Fund’s web site: http://www.dnpselectincome.com.

     Longer-term interest rates remain relatively low and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains offset by tax loss carryforwards to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes under the Internal Revenue Code (IRC). The treatment of the Fund’s realized gains as ordinary income for tax purposes has enabled the Fund to maintain its current monthly “income only” distribution rate. The Fund expects that it will exhaust the use of the tax loss carryfoward in 2008. In the absence of tax loss carryforwards, distributions from realized gains would be treated as taxable gains rather than ordinary income.

     The Investment Company Act of 1940 and related rules of the Securities and Exchange Commission (SEC) generally prohibit investment companies from distributing long-term capital gains, as defined by the IRC, more often than once in a twelve–month period. However, funds that have adopted a Managed Distribution Plan often seek exemptive relief from the SEC, permitting them to distribute long-term capital gains more than once a year. In order to potentially augment the sources from which your Fund’s monthly distribution can be paid, your Fund has applied to the SEC for such exemptive relief. The Fund’s application is one of many applications for such exemptive relief currently before the SEC. While we currently anticipate that the SEC will act on the Fund’s request for relief during 2008, there can be no assurance that our request will be granted, or granted within any specific time frame.

     If the granting of exemptive relief is denied or delayed by the SEC, and the Fund still needs to supplement its investment income from other sources after utilizing all of its tax loss carryforwards, the Fund’s monthly shareholder distributions may need to include a portion of return of capital in order to maintain the distribution rate. Even if the Fund receives exemptive relief from the SEC, a return of capital could occur if the Fund were to distribute more than its income and net realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you but does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any return of capital would not be taxable to shareholders in the year it is paid. Rather, shareholders would be required to reduce the cost basis of their shares by the amount of the return of capital so that, when the shares are ultimately sold, they will have properly accounted for the return of capital.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan (DRP) available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly distribution check. These services are offered through BNY Mellon Shareowner Services. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact BNY Mellon Shareowner Services (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA Chairman of the Board	Nathan I. Partain, CFA Director, President, and Chief Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
March 31, 2008

COMMON STOCKS—99.6%

Shares	Description	Value (Note 1)
	■ ELECTRIC AND GAS—72.7%
600,000	American Electric Power Inc.	$ 24,978,000
1,000,000	Atmos Energy Corp.	25,500,000
3,071,300	CenterPoint Energy Inc.	43,827,451
1,125,000	Consolidated Edison Inc.	44,662,500
1,400,000	Dominion Resources, Inc.	57,176,000
3,530,000	Duke Energy Corp.	63,010,500
1,464,000	Exelon Corp.	118,979,280
1,735,000	FPL Group Inc.	108,853,900
1,335,000	FirstEnergy Corp.	91,607,700
500,000	Great Plains Energy Inc.	12,325,000
188,673	National Grid PLC ADR (United Kingdom)	13,193,903
675,714	National Grid PLC (United Kingdom)	9,286,711
800,000	Nicor Inc.	26,808,000
1,000,000	Northeast Utilities Inc.	24,540,000
2,237,200	NSTAR	68,077,996
1,350,000	PG&E Corp.	49,707,000
1,200,000	PPL Corp.	55,104,000
2,000,000	Pepco Holdings Inc.	49,440,000
1,500,000	Pinnacle West Capital Corp.	52,620,000
1,375,000	Progress Energy Inc.	57,337,500
1,800,000	Public Service Enterprise Group Inc.	72,342,000
500,000	Red Electrica de Espana, S.A. (Spain)	30,724,424
1,000,000	Scottish & Southern Energy ADR (United Kingdom)	27,904,800
850,000	Scottish & Southern Energy PLC (United Kingdom)	23,718,809
800,000	Sempra Energy	42,624,000
2,000,000	Southern Co.	71,220,000
1,015,000	Spectra Energy Corp.	23,091,250
2,200,000	Teco Energy Inc.	35,090,000
1,500,000	Vectren Corp.	40,245,000
1,000,000	WGL Holdings Inc.	32,060,000
1,000,000	Westar Energy Inc.	22,770,000
3,499,304	Xcel Energy Inc.	69,811,115

		1,488,636,839

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2008

Shares	Description	Value (Note 1)
	■ TELECOMMUNICATION—21.0%
2,376,410	AT&T Inc.	$ 91,016,503
1,377,000	Chunghwa Telecom Co. Ltd. ADR (Taiwan)	35,829,540
3,000,000	Citizens Communications Co.	31,470,000
1,000,000	France Telecom SA (France)	33,750,915
1,313,300	Koninklijke KPN NV (Netherlands)	22,266,588
4,855,000	TeliaSonera AB (Sweden)	39,053,196
757,900	Telus Corp. (Canada)	33,018,011
2,019,492	Verizon Communications Inc.	73,610,483
1,121,640	Vodafone Group PLC ADR (United Kingdom)	33,099,597
3,128,360	Windstream Corp.	37,383,902

		430,498,735

	■ NON-UTILITY—5.9%
35,423	AMB Property Corp.	1,927,720
46,289	Alexandria Real Estate Equities Inc.	4,291,916
34,744	AvalonBay Communities Inc.	3,353,491
37,403	BRE Properties, Inc.	1,704,081
50,595	Boston Properties Inc.	4,658,282
17,250	CBL & Associates Properties Inc.	405,893
108,504	Corporate Office Properties Trust	3,646,819
44,955	DCT Industrial Trust Inc.	447,752
75,702	Developers Diversified Realty Corp.	3,170,400
123,336	Diamondrock Hospitality Co.	1,562,667
134,314	Digital Realty Trust Inc.	4,768,147
34,019	Douglas Emmett Inc.	750,459
19,066	Entertainment Properties Trust	940,526
80,642	Equity Residential	3,345,837
33,788	Essex Property Trust Inc.	3,851,156
134,580	Extra Space Storage Inc.	2,178,850
31,623	Federal Realty Investment Trust	2,465,013
146,854	General Growth Properties Inc.	5,605,417
138,640	Health Care Property Investors Inc.	4,687,418
84,745	Health Care REIT Inc.	3,824,542
26,968	Hospitality Properties Trust	917,451
259,534	Host Hotels & Resorts Inc.	4,131,781

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2008

Shares	Description	Value (Note 1)
5,731	Kilroy Realty Corp.	$ 281,449
123,186	Kimco Realty Corp.	4,825,196
29,860	LaSalle Hotel Properties	857,878
71,514	The Macerich Co.	5,025,289
30,088	Nationwide Health Properties, Inc.	1,015,470
122,594	ProLogis	7,215,883
45,881	Public Storage Inc.	4,065,974
41,977	Regency Centers Corp.	2,718,430
42,620	SL Green Realty Corp.	3,472,251
123,839	Simon Property Group Inc.	11,505,881
49,311	Sunstone Hotel Investors Inc.	789,469
60,246	Tanger Factory Outlet Centers, Inc.	2,317,664
97,855	UDR, Inc.	2,399,405
119,131	Ventas Inc.	5,350,173
66,011	Vornado Realty Trust	5,690,808

		120,166,838

	Total Common Stocks (Cost—$1,689,575,892)	2,039,302,412

PREFERRED STOCKS—10.5%

	■ UTILITY—3.3%
700,000	Entergy Corp. 7 5/8% due 2/17/09	45,762,500
220,000	Southern California Edison 6 1/8% Perpetual	21,800,636

		67,563,136
	■ NON-UTILITY—7.2%
710,432	AMB Property Corp. 7% Series O Perpetual	16,983,801
17,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	440,804
650,000	Duke Realty Corp. 6.95% Series M Perpetual	14,605,500
800,000	Federal National Mortgage Association 8 1/4% Perpetual	19,240,000
300,000	Federal National Mortgage Association 7% Perpetual	13,593,750
605,000	Kimco Realty Corp. 7 3/4% Series G Perpetual	14,459,500
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	21,519,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	14,256,000
660,000	UDR, Inc. 6 3/4% Series G Perpetual	15,716,250
200,000	Vornado Realty Trust 7% Series E Perpetual	4,570,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	4,897,665
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	7,437,500

		147,719,770

	Total Preferred Stocks (Cost—$216,668,393)	215,282,906

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2008

BONDS—37.3%

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
	■ ELECTRIC AND GAS—13.5%
$ 10,000,000	AGL Capital Corp.
	7 1/8%, due 1/14/11	Baa1	BBB+	$10,758,790
22,000,000	Arizona Public Service Company
	6 7/8%, due 8/01/36	Baa2	BBB–	20,990,090
9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	Baa2	BBB	9,346,659
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BBB	25,112,784
25,000,000	Duke Capital Corp.
	7 1/2%, due 10/01/09	Baa1	BBB	26,125,150
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	A–	21,381,040
5,000,000	Entergy Corp.
	6.30%, due 9/01/35	Baa1	A–	4,726,015
10,000,000	FPL Group Capital Inc.
	7 3/8%, due 6/01/09	A2	A–	10,445,690
5,000,000	FirstEnergy Corp.
	7 3/8%, due 11/15/31	Baa3	BBB–	5,454,825
24,340,000	Illinois Power Co.
	7 1/2%, due 6/15/09	Baa3	BBB–	25,267,914
21,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	Baa1	A–	22,817,109
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	11,004,590
5,000,000	NSTAR
	8%, due 2/15/10	A2	A	5,412,180
9,101,000	PSEG Power LLC
	7 3/4%, due 4/15/11	Baa1	BBB	9,812,243

The accompanying notes are an integral part of these financial statements.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2008

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
	■ ELECTRIC AND GAS (Continued)
$ 9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	$ 11,070,297
25,000,000	Reliant Energy Resources Corp.
	7 3/4%, due 2/15/11	Baa3	BBB	27,025,500
12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	13,880,732
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB–	6,571,747
8,850,000	Southern Union Co.
	8 1/4%, due 11/15/29	Baa3	BBB–	9,496,085

				276,699,440
	■ TELECOMMUNICATION—17.5%
8,000,000	AT&T Wireless Services Inc.
	8 1/8%, due 5/01/12	A2	A	8,960,576
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	Caa1	B–	7,647,500
15,098,000	BellSouth Capital Funding Corp.
	7 3/4%, due 2/15/10	A2	A	16,077,226
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	11,081,470
22,000,000	British Telecom PLC (United Kingdom)
	8 3/8%, due 12/15/10	Baa1	BBB+	24,209,482
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB	16,338,780
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB	13,669,080
8,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	9,102,368
13,000,000	Deutsche Telekom Int’l Finance B.V. (Germany)
	8%, due 6/15/10	A3	A–	13,913,159
23,140,000	France Telecom SA (France)
	7 3/4%, due 3/01/11	A3	A–	25,108,057

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2008

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
	■ TELECOMMUNICATION (Continued)
$ 17,000,000	Koninklijke KPN NV (Netherlands)
	8%, due 10/01/10	Baa2	BBB+	$ 18,264,154
15,000,000	Koninklijke KPN NV (Netherlands)
	8 3/8%, due 10/01/30	Baa2	BBB+	17,210,835
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa3	BBB–	18,572,783
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa3	BBB–	9,257,520
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	11,327,420
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	Baa2	BBB+	5,047,170
5,500,000	Tele-Communications Inc.
	7 7/8%, due 8/01/13	Baa2	BBB+	6,036,547
32,000,000	Telecom Italia Capital (Italy)
	7.20%, due 7/18/36	Baa2	BBB	30,309,248
15,000,000	Telefonica Emisiones SAU (Spain)
	7.045%, due 6/20/36	Baa1	BBB+	15,732,375
11,500,000	Telefonica Europe BV (Spain)
	7 3/4%, due 9/15/10	Baa1	BBB+	12,343,399
5,000,000	Telefonica Europe BV (Spain)
	8 1/4%, due 9/15/30	Baa1	BBB+	5,855,310
17,000,000	Telus Corp. (Canada)
	8%, due 6/01/11	Baa1	BBB+	18,501,967
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	16,887,560
20,000,000	Vodafone Group PLC (United Kingdom)
	7 3/4%, due 2/15/10	Baa1	A–	21,204,620
5,000,000	Vodafone Group PLC (United Kingdom)
	7 7/8%, due 2/15/30	Baa1	A–	5,510,620

				358,169,226

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2008

		Ratings
Par Value	Description	Moody’s	Standard and Poor’s	Value (Note 1)
	■ NON-UTILITY—1.8%
$ 14,790,000	CPG Partners LP
	8 1/4%, due 2/01/11	A3	A–	$ 16,244,508
8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	A2	A+	10,950,416
9,600,000	Duke Realty LP
	6.80%, due 2/12/09	Baa2	BBB	9,715,968

				36,910,892

	■ U.S. GOVERNMENT SPONSORED ENTERPRISES—4.5%
90,000,000	Federal Home Loan Banks
	7 1/8%, due 1/15/10	Aaa	AAA	93,519,180

				93,519,180

	Total Bonds (Cost—$795,062,274)			765,298,738

SHORT-TERM INSTRUMENTS—14.5%

Par Value/ Shares	Description			Value (Note 1)
#$115,810,000	Banc of America Securities LLC Repurchase Agreement, 3.070%, dated 3/31/08, due 4/01/08, with a repurchase price of $115,819,876 and collateralized by $118,126,200 market value of corporate bonds having an average coupon rate of 6.19% and an original weighted average maturity of 2/19/19			$115,810,000
# 10,000,000	Bank of Ireland (Stamford, Conn., USA) Certificate of Deposit
	3.165%, due 4/30/08			10,001,131
# 17,000,000	Bank of Nova Scotia (Houston, Texas, USA) Certificate of Deposit
	3.046%, due 1/05/09			16,972,919
# 38,632,658	BlackRock Liquidity Funds TempFund Portfolio
	3.249%, due 4/01/08			38,632,658
# 115,000,000	Goldman Sachs Financial Square Funds—Government Fund
	2.851%, due 4/01/08			115,000,000

	Total Short-Term Instruments (Cost—$296,409,180)			296,416,708

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
March 31, 2008

Value (Note 1)
TOTAL INVESTMENTS—161.9% (Cost—$2,997,715,739)	$3,316,300,764

OTHER ASSETS LESS LIABILITIES—(37.5%)	(768,082,775)

AUCTION PREFERRED STOCK—(24.4%)	(500,000,000)

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%
(equivalent to $8.92 per share of common stock based on 229,550,009
shares of common stock outstanding; authorized 250,000,000 shares)	$2,048,217,989

# This security was purchased with the cash proceeds from securities loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

(1)

Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sale price or, if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term instruments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

The Fund implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments as of March 31, 2008.

Level 1 –	$2,408,217,976
Level 2 –	908,082,788

Total –	$3,316,300,764

The Fund has not held any Level 3 securities (valued using unobservable inputs) or other financial instruments at any time during the three month period ended March 31, 2008.

(2)	At December 31, 2007, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $3,281,874,899, the Fund had gross unrealized appreciation of $655,947,619 and gross unrealized depreciation of $40,668,062.

Board of Directors

FRANCIS E. JEFFRIES, CFA
Chairman

NANCY LAMPTON
Vice Chairman

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent,
Dividend Disbursing
Agent and Custodian

BNY Mellon
Shareowner Services
480 Washington Blvd.
Jersey City, New Jersey 07310
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
55 East Monroe Street
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer Brown LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

ITEM 2.	CONTROLS AND PROCEDURES.

     (a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

     (b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ NATHAN I. PARTAIN Nathan I. Partain President and Chief Executive Officer

Date	May 28, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN Nathan I. Partain President and Chief Executive Officer

Date By (Signature and Title)	May 28, 2008 /s/ JOSEPH C. CURRY, JR. Joseph C. Curry, Jr. Senior Vice President and Treasurer

Date	May 28, 2008